SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2005

PDI, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Saddle River Executive Centre
1 Route 17 South,
Saddle River, NJ 07458
(Address of principal executive offices and zip Code)

(201) 258-8450
Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 2, 2005, PDI, Inc. (the “Company”) issued a press release providing updated earnings guidance for 2005 and the announcement of a stock repurchase plan by the Company.  The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c)          Exhibits.

99.1          The Company’s press release dated May 2, 2005

* * * * * * *

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDI, INC.

	By:	/s/CHARLES T. SALDARINI

Charles T. Saldarini, Vice Chairman and Chief Executive Officer
Date: May 4, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release by PDI, Inc. dated May 2, 2005, providing updated earnings guidance for 2005 and the announcement of a stock repurchase plan by PDI, Inc.